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                                                                    EXHIBIT 25.1



                            ------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM T-l

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                            ------------------------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(B)(2)_________

                            ------------------------

                        CHASE TRUST COMPANY OF CALIFORNIA
                 (formerly Chemical Trust Company of California)
               (Exact name of trustee as specified in its charter)


      CALIFORNIA                                               94-2926573
(State of incorporation                                     I.R.S. employer
if not a national bank)                                   identification No.)


101 California Street
San Francisco, California                                         94111
(Address of principal executive offices)                        (Zip Code)


                            ------------------------

                                   ITRON, INC.
               (Exact name of obligor as specified in its charter)


WASHINGTON                                                      91-1011792
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                              identification No.)

2818 North Sullivan Road
Spokane, Washington                                                 99215
(Address of principal executive offices)                          (Zip Code)

                            ------------------------

                     Convertible Subordinated Notes Due 2004
                       (Title of the indenture securities)

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                                                   GENERAL

ITEM 1.           GENERAL INFORMATION.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Superintendent of Banks of the State of California, 235
                           Montgomery Street, San Francisco, California
                           94104-2980.
                  Board of Governors of the Federal Reserve System,
                           Washington, D.C. 20551

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

ITEM 16.          LIST OF EXHIBITS

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Articles of Incorporation of the Trustee as now in effect, including the Restated Articles of Incorporation dated December 23, 1986 and the Certificate of Amendment dated March 26, 1992 and March 27, 1997 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (See Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

         3. Authorization to exercise corporate trust powers (Contained in Exhibit 2).

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

         5. Not applicable.

         6. The consent of the Trustee required by Section 21(b) of the Act (See
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.



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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chase Trust Company of California (formerly Chemical Trust Company of California), a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco and State of California, on the 29th day of May, 1997.



                                            CHASE TRUST COMPANY OF CALIFORNIA



                                            By  /s/ CHII LING LEI
                                              --------------------------------
                                                    CHII LING LEI
                                                    Assistant Vice President










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
EXHIBIT 7.          Report of Condition of the Trustee.
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TRUST COMPANY


CONSOLIDATED REPORT OF CONDITION OF         Chemical Trust Company of California
                                        ----------------------------------------------------------------------
                                                     (Legal Title)

LOCATED AT        San Francisco                      San Francisco              CA               94111
          ----------------------------------------------------------------------------------------------------
                    (City)                              (County)             (State)             (Zip)

AS OF CLOSE OF BUSINESS ON          March 31, 1997            BANK NO.          1476
                           -----------------------------------        ----------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
ASSETS                                                                              DOLLAR AMOUNT IN THOUSANDS
1.   Cash and due from banks                                                                      11,768
2.   U.S. Treasury securities                                                                     10,025
3.   Obligations of other U.S. Government agencies and corporations
4.   Obligations of States and political subdivisions
5.   Other securities (including $                   corporate stock
     (a)  Loans
     (b)  Less:  Reserve for possible loan losses
     (c)  Loans (Net)
7.   Bank Premises, furniture and fixtures and other assets representing bank
     premises (including $ -0-                  capital leases)                                      120
                          ---------------------
8.   Real estate owned other than bank premises
9.   Investments in subsidiaries not consolidated
10.  Other assets (complete schedule on reverse) (including $               intangibles)             851
                                                              ---------------
11.  TOTAL ASSETS                                                                                 22,764
                                                                                                  ======

LIABILITIES

12.  Liabilities for borrowed money
13.  Mortgage indebtedness (including $                         capital leases)
                                       -------------------------
14.  Other liabilities (complete on schedule on reverse                                            2,941
15.  TOTAL LIABILITIES                                                                             2,941
                                                                                                   =====
16.  Capital notes and debentures

SHAREHOLDERS EQUITY

17.  Preferred stock--
     (Number shares outstanding                               ) Amount $
                               ---------------------------------
18.  Common stock--                                                                                   10
     (Number shares authorized          100                   ) Amount $                             100
                              --------------------------------
     (Number shares outstanding         100                   ) Amount $                             100
                                ------------------------------
19.  Surplus                                                   Amount $                            9,990
20.  TOTAL CONTRIBUTED CAPITAL                                                                    10,000
21.  Retained earnings and other capital reserves                                                  9,823
22.  TOTAL SHAREHOLDERS EQUITY                                                                    19,823
23.  TOTAL LIABILITIES AND CAPITAL ACCOUNTS                                                       22,764
                                                                                                  ======





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
MEMORANDA
1.   Assets deposited with State Treasurer to qualify for exercise of fiduciary
     powers (market value)                                                                           630
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The undersigned,  Francis J. Farrell, VP & Manager        and   C. Scott Boone, Senior Vice President
--------------------------------------------------------------------------------------------------------------
                       (Name and Title)                                 (Name and Title)

of the above named trust company, each declares, for himself alone and not for the other: I have a personal knowledge of the matters contained in this report
(including the reverse side hereof), and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certifies under penalty of perjury that the foregoing is true and correct.

Executed on       4/22/97           , at    San Francisco              , California
           -------------------------        ---------------------------
                  (Date)                       (City)

                   s/Francis J. Farrell                              s/C. Scott Boone
           -----------------------------------               -----------------------------------
                       (Signature)                                      (Signature)




                                    SCHEDULE OF OTHER ASSETS

                               Accounts Receivable                       $326
                               Deferred Taxes                             396
                               Other                                      129
                                                                       ------
                                    Total (same as Item 10)              $851


                                    SCHEDULE OF OTHER LIABILITIES

                               Accrued Income Taxes                    $1,738
                               Accrued Expenses & A/P                      47
                               Accrued Pension & Benefits                 771
                               Accrued Incentive Expense                   23
                               All Other Liabilities                      362
                                                                       ------
                                    Total (same as Item 14)            $2,941






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